UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

SEAPORT ENTERTAINMENT GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

199 Water Street, 28th Floor	10038
New York, NY	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 732-8257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 25, 2026 (the “Transition Date”), Lucy Fato ceased to serve as Executive Vice President, General Counsel and Corporate Secretary of Seaport Entertainment Group Inc. (the “Company”). Pursuant to a Letter Agreement between the Company and Ms. Fato, dated as of June 25, 2026 (the “Transition Agreement”), Ms. Fato will serve as an  Advisor to the President and Chief Executive Officer of the Company and continue to be employed by the Company from the Transition Date through August 24, 2026 (the “Separation Date”).

Ms. Fato’s separation is governed pursuant to the termination “without cause” provisions of her employment agreement with the Company, as amended, a copy of which has previously been filed with the Securities and Exchange Commission. In connection with her termination of employment with the Company, subject to Ms. Fato’s satisfaction of the release requirements in her employment agreement and provided that Ms. Fato provides the services set forth in the Transition Agreement through the Separation Date, Ms. Fato will be entitled to the separation payments and benefits payable upon a termination without cause pursuant to the terms of her employment agreement.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the full text of the Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Letter Agreement by and between Lucy Fato and Seaport Entertainment Group Inc., dated as of June 25, 2026
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2026	SEAPORT ENTERTAINMENT GROUP INC.

	By:	/s/ Matthew M. Partridge
	Name:	Matthew M. Partridge
	Title:	President and Chief Executive Officer